SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 12, 2003

                        Commission File Number: 000-49954

                             Maximum Dynamics, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)

Colorado                                                            84-1556886
--------                                                            ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

2 North Cascade Avenue, Suite 1100, Colorado Springs, Colorado            80903
--------------------------------------------------------------            -----
(Address of principal executive offices)                             (Zip Code)

                                  (719)381-1728
                                  -------------
              (Registrant's Telephone Number, Including Area Code)


                               ------------------
                   (Former name, if changed since last report)

                ------------------------------------------------
      (Former Address and Telephone Number of Principal Executive Offices)

ITEM 5. OTHER EVENTS.

Reference is made to the Registrant's press release dated November 12, 2003.

Index to Exhibits
-----------------

99.1     Press Release dated November 12, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Maximum Dynamics, Inc.


November 12, 2003                 By:      /s/ Eric Majors
                                           -----------------------------------
                                           Eric Majors, President